Filed pursuant to

Rule 497(e) under the Securities Act of 1933, as amended

File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated March 4, 2011 to

Investor Shares and Advisor Shares Prospectuses

dated March 1, 2011

With this supplement, the Prospectus is being updated to disclose the closing of the Schroder U.S. Small and Mid Cap Opportunities Fund to purchases and exchanges by new investors.

Effective the close of business on April 1, 2011, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) will be closed to new investors.  Investors who do not own shares of the Fund on April 1, 2011 generally will not be allowed to buy shares of the Fund after that date, with the following exceptions:

•                  participants in most employee benefit plans or employer-sponsored retirement plans, if the Fund had been established as an investment option under the plan prior to April 1, 2011; and

•                  a Trustee of Schroder Capital Funds (Delaware), Schroder Series Trust, or Schroder Global Series Trust, an employee of Schroder Investment Management North America Inc. (“Schroders”) or a member of the immediate family of any of these persons.

Schroders reserves the right to modify this policy at any time.